Exhibit 99.2
GOVERNMENT PROPERTIES TRUST, INC.
Supplemental Operating and Financial Data
For the Quarter Ended
December 31, 2005

COMPANY BACKGROUND
Government Properties Trust, Inc. primarily invests in single tenant properties under long-term leases to the U.S. government, state governments, local governments, and government-sponsored enterprises. We are a self-managed, self-administered real estate investment trust, or REIT. We believe that we are the only REIT whose stated business model calls for acquiring and holding for investment solely government-leased properties.
Our business consists of buying and managing recently built or renovated office properties primarily leased to the federal government, acting through the General Services Administration (“GSA”), under long-term leases. We began formal operations with our first property acquisition in December 2002. At December 31, 2005, we owned nineteen primarily GSA-leased properties. These properties are 96% occupied and had a weighted-average remaining lease term of approximately 10 years based on the square footage of the properties as of December 31, 2005. We own each of our properties through separate wholly-owned entities. We intend to expand our portfolio by acquiring additional primarily government-leased properties.
We completed an initial public offering of our common stock and listed our common stock on the NYSE in January 2004. In connection with this offering, we received net proceeds (after expenses) of approximately $177 million. Prior to this offering, we reincorporated in Maryland and changed our name to Government Properties Trust, Inc. The historical operations included in the consolidated financial statements are those of our predecessor company (Gen-Net Lease Income Trust, Inc.).
This Supplemental Operating and Financial Data package supplements the information provided in our annual and quarterly reports filed with the Securities and Exchange Commission (SEC). Additional information about us and our properties is also available at our website www.gptrust.com.

INVESTOR INFORMATION

BOARD OF DIRECTORS

Jerry D. Bringard Chairman	Robert M. Ames

Philip S. Cottone	Robert A. Peck

Thomas D. Peschio	Richard H. Schwachter

MANAGEMENT

Thomas D. Peschio	Nancy D. Olson
President & Chief Executive Officer	Chief Financial Officer, Treasurer

Oscar Peterson	D. Gary Marron
Director of Asset Acquisition	Director of Asset Management

James E. Okell	Edward C. Fuxa
Director of Acquisition Processing	Director of Accounting and Finance

John D. Ellsworth
General Counsel

COMPANY INFORMATION

Corporate Headquarters	Investor Relations Contact
13625 California Street	Sharon D. Latham
Suite 310	(402) 391-0010 ext. 207
Omaha, Nebraska 68154	(402) 391-4144 (fax)
(402) 391-0010	slatham@gptrust.com
TRADING MARKET
Our common stock is traded on the New York Stock Exchange under the symbol “GPT.” Our common stock began trading on January 27, 2004.
DIVIDENDS
We declared our initial dividend of $0.075 per share of common stock, which we paid on January 31, 2003. We have paid subsequent dividends of $0.15 per share each quarter thereafter from April 15, 2003 through January 13, 2006.

GOVERNMENT PROPERTIES TRUST, INC.
Fourth Quarter 2005
FINANCIAL HIGHLIGHTS

	(Unaudited)
	Three Months		Year
	Ended December 31,		Ended December 31,
Income Items	2005	2004	2005	2004

Total revenue	$9,159,379	$4,192,392	$28,200,344	$9,458,319
(Loss) income from continuing operations (a)	(851,278)	200,958	(2,422,113)	(3,157,403)
Net (loss) income	(851,278)	526,306	(2,422,113)	(2,743,531)
(Loss) income from continuing operations per share	(0.04)	(0.01)	(0.12)	(0.16)
Net (loss) income per common share	(0.04)	(0.03)	(0.12)	(0.14)
Funds from operations (FFO) (b)	2,408,545	1,417,913	7,423,645	(431,195)
FFO per common share	0.12	0.07	0.36	(0.02)
Earnings before interest, taxes and depreciation and amortization (EBITDA) (c)
Dividends declared per share	0.15	0.15	0.60	0.60

	December 31,	December 31,
	2005	2004
Balance Sheet Items
Investment in real estate, net	$377,803,899	$155,370,667
Total cash and cash equivalents	21,744,579	95,918,151
Total debt(d)	242,532,958	77,584,897

(a)	Includes expense of $2,097,900 in the first quarter of 2004 for issuance and exercise of warrant.

(b)	For reconciliation of the difference between FFO and net loss, see page 8.

(c)	For reconciliation of the difference between EBITDA and net loss, see page 9.

(d)	Includes premium on assumed notes payable of $1,431,650 and lines of credit of $17,500,000 at December 31, 2005.

GOVERNMENT PROPERTIES TRUST, INC.
Fourth Quarter 2005
CONSOLIDATED BALANCE SHEETS

	DECEMBER 31,
	2005	2004

ASSETS
Real estate at cost:
Land	$32,800,037	$13,713,237
Buildings and improvements	280,860,609	117,069,518
Tenant origination costs	60,404,925	26,628,718
Real estate under development	16,576,562	1,180,523
Furniture and equipment	456,483	185,818

	391,098,616	158,777,814
Accumulated depreciation	(13,294,727)	(3,407,147)

	377,803,889	155,370,667
Cash and cash equivalents	4,857,381	93,814,813
Restricted cash escrows	16,887,198	2,103,338
Tenant receivables	6,872,748	1,501,850
Notes receivable from tenant	602,578	665,216
Deferred costs, net	4,019,571	937,156
Real estate deposits	450,000	685,993
Other assets	1,583,785	1,241,554

Total assets	$413,077,150	$256,320,587

LIABILITIES AND STOCKHOLDERS’ EQUITY

Liabilities:
Accounts payable and accrued expenses	$8,420,578	$3,226,655
Dividends payable	3,109,500	3,104,340
Lines of credit	17,500,000	—
Mortgage notes payable	225,032,958	77,584,897

Total liabilities	254,063,036	83,915,892
Stockholders’ equity:
Common stock ($0.01 par value; 50,000,000 shares authorized, 20,721,612 and 20,695,567 shares issued and outstanding at December 31, 2005 and 2004, respectively)	205,879	205,223
Additional paid-in capital	189,122,870	188,259,230
Accumulated deficit	(30,916,124)	(16,059,758)
Accumulated other comprehensive income	601,489	—

Total stockholders’ equity	159,014,114	172,404,695

Total liabilities and stockholders’ equity	$413,077,150	$256,320,587

GOVERNMENT PROPERTIES TRUST, INC.
Fourth Quarter 2005
CONSOLIDATED STATEMENTS OF OPERATIONS

	(UNAUDITED)
	THREE MONTHS ENDED		YEAR ENDED
	DECEMBER 31,		DECEMBER 31,
	2005	2004	2005	2004

Revenue
Rental income	$8,589,810	$4,031,516	$26,876,727	$9,091,592
Tenant reimbursements and other	569,569	160,876	1,323,617	366,727

Total revenue	9,159,379	4,192,392	28,200,344	9,458,319
Expenses
Property operations	1,561,824	723,268	4,883,451	1,849,838
Real estate taxes	790,191	386,506	2,712,050	964,934
Depreciation and amortization	3,276,542	1,212,756	9,887,580	2,649,747
General and administrative	1,315,309	994,204	4,959,908	4,020,414

Total expenses	6,943,866	3,316,734	22,442,989	9,484,933

Operating income (loss)	2,215,513	875,658	5,757,355	(26,614)
Other income (expense)
Interest income	173,111	481,508	1,521,348	1,719,925
Interest expense	(3,118,898)	(1,054,698)	(9,344,890)	(2,481,219)
Expense from issuance and exercise of warrant	—	—	—	(2,097,900)
Amortization of deferred financing fees	(121,004)	(101,510)	(355,926)	(271,595)

(Loss) income from continuing operations	(851,278)	200,958	(2,422,113)	(3,157,403)

Discontinued operations:
Gain from disposal of property	—	313,857	—	313,857
Income from operations of disposed property	—	11,491	—	100,015

Income from discontinued operations	—	325,348	—	413,872

Net (loss) income	$(851,278)	$526,306	$(2,422,113)	$(2,743,531)

Earnings per share (basic and diluted):
Loss from continuing operations	$(0.04)	$0.01	$(0.12)	$(0.16)
Income from discontinued operations	—	0.02	—	0.02

Net (loss) income	$(0.04)	$0.03	$(0.12)	$(0.14)

Distributions declared per share	$0.15	$0.15	$0.60	$0.60

Weighted average shares outstanding (basic and diluted)	20,583,684	20,693,202	20,568,819	19,071,652

Net (loss) income	$(851,278)	$526,306	$(2,422,113)	$(2,743,531)
Other Comprehensive Income
Unrealized derivative gain on forward-starting interest rate swaps	407,085	—	601,489	—

Comprehensive (loss) income	$(444,193)	$526,306	$(1,820,624)	$(2,743,531)

GOVERNMENT PROPERTIES TRUST, INC.
Fourth Quarter 2005
FUNDS FROM OPERATIONS

	THREE MONTHS
	ENDED		YEAR ENDED
	DECEMBER 31,		DECEMBER 31,
	2005	2004	2005	2004
Net loss	$(851,278)	$526,306	$(2,422,113)	$(2,743,531)
Adjustments to reconcile to funds from operations:
Gain from disposal of property	—	(313,857)	—	(313,857)
Real estate depreciation and amortization (a)	3,259,823	1,205,464	9,845,758	2,626,193

Funds from operations	$2,408,545	$1,417,913	$7,423,645	$(431,195)

Funds from operations per common share	$0.12	$0.07	$0.36	$(0.02)

Weighted average common shares outstanding	20,721,612	20,693,202	20,721,676	19,071,652

(a)	Excludes depreciation of non-real estate assets of $16,719 and $7,292 for the three months ended December 31, 2005 and 2004, respectively; and $41,822 and $23,554 for the year ended December 31, 2005 and 2004, respectively.

GOVERNMENT PROPERTIES TRUST, INC.
Fourth Quarter 2005
EARNINGS BEFORE INTEREST, TAXES AND DEPRECIATION AND AMORTIZATION

	Three Months		Year
	Ended December 31,		Ended December 31,
	2005	2004	2005	2004
Net loss (a)	$(851,278)	$526,306	$(2,422,113)	$(2,743,531)
Adjustments for:
Depreciation and amortization	3,276,542	1,212,756	9,887,580	2,649,747
Interest expense (b)	3,239,902	1,156,208	9,700,816	2,752,814

Earnings before interest, taxes and depreciation and amortization	$5,665,166	$2,895,270	$17,166,283	$2,659,030

(a)	Includes expense from issuance of warrant of $2,097,900 for the year ended December 31, 2004.

(b)	Includes amortization of deferred financing fees.

GOVERNMENT PROPERTIES TRUST, INC.
Fourth Quarter 2005
DEBT SUMMARY

	Interest	Principal	Maturity	Due at
	Rate	Balance	Date	Date
Fixed Interest Rate Debt
Bakersfield DEA Property	5.867%	$1,427,700	03/01/2020	$1,047,759
Baton Rouge VA Property	5.867%	4,782,794	03/01/2020	3,509,989
Charleston SSA Property	5.74%	13,547,576	05/01/2013	11,868,419
Clarksburg GSA Property	5.74%	8,055,969	05/01/2013	7,056,282
Charleston Federal Courthouse Property	5.867%	14,443,779	03/01/2020	10,599,977
College Park FDA Property	6.75%	16,279,197	10/26/2026	120,551
Dallas SSA Property	5.09%	6,236,085	10/01/2015	5,097,616
Kingsport SSA Property	8.23%	2,208,633	04/01/2010	2,008,307
Lenexa FDA Property	5.44%	7,828,347	08/11/2009	7,285,440
Martinsburg IRS Property	5.24%	19,600,000	08/01/2015	16,694,062
Parkersburg BPD Property	5.40%	26,800,000	03/15/2021	10,354,005
Parkersburg BPD Property	5.75%	5,000,000	03/15/2021	5,000,000
Pittsburgh FBI Property	5.50%	20,519,363	08/01/2009	19,033,415
Pittsburgh USCIS Property	5.13%	7,843,894	12/11/2011	6,893,021
Portland Property	5.49%	39,100,000	05/11/2015	32,631,816
Sterling DEA Property	7.98%	15,527,971	03/01/2020	3,382,878
Vicksburg Corps of Engineers Property.	5.62%	14,400,000	08/01/2016	14,400,000

		$223,601,308		$156.983.537

DEBT MATURITIES
Period ending December 31,	Amount

2006	$2,367,652
2007	4,163,156
2008	4,723,853
2009	31,102,550
2010	4,682,924
Thereafter	176,561,173

$223,601,308

GOVERNMENT PROPERTIES TRUST, INC.
Fourth Quarter 2005
PROPERTY PORTFOLIO

					Gross	Lease
					Estimated	Maturity/
	Tenant/	Year Built/	Rentable	Rent/	Annualized	Early
Location	Occupant	Renovated	Sq. Ft.	Sq. Foot	Rent	Termination	Lease Type

Bakersfield, California	U.S. Drug Enforcement Administration	2000	9,800	$32.11	$316,821	Nov. 2010/ Nov. 2008	Modified Gross Lease

Kingsport, Tennessee	U.S. Social Security Administration	1999	22,848	$17.45	$398,912	Oct. 2014/ Oct. 2009	Modified Gross Lease

Charleston, West Virginia	U.S. Social Security Administration	1959/1999	90,050	$22.42	$2,020,692	Dec. 2019/ None	Modified Gross Lease

Clarksburg, West Virginia	U.S. Department of Justice, Drug Enforcement Administration, Federal Bureau of Investigation, Social Security Administration	1998	55,443	$23.40	$1,297,506	Jan. 2019/ Jan. 2016	Modified Gross Lease

Mineral Wells, West Virginia	U.S. Bureau of Public Debt	2003	38,324	$12.79	$500,888	Sep. 2017/ Sep. 2012	Modified Gross Lease

Pittsburgh, Pennsylvania	U.S. Federal Bureau of Investigation	2001	87,178	$37.13	$3,296,055	Oct. 2016/ None	Modified Gross Lease

Lenexa, Kansas	U.S. Food and Drug Administration	1991	53,500	$22.13	$1,185,237	Jun. 2012/ None	Modified Gross Lease

Baton Rouge, Louisiana	U.S. Veterans Administration	2004	30,000	$24.26	$727,674	Jun. 2019/ None	Modified Gross Lease

Charleston, South Carolina	United States Federal Courthouse	1999	44,250	$37.93	$1,678,608	Jul. 2019/ None	Modified Net Lease

College Park, Maryland	U.S. Food and Drug Administration	2004	79,090	$36.17	$2,378,316	Aug. 2014/ None	Modified Gross Lease

Portland, Oregon	U.S. — Various Agencies, Integra Telecom	2002	226,110	$21.75	$4,734,841	Apr. 2015/ None	Modified Gross Leases

Pittsburgh, Pennsylvania	U.S. Citizenship and Immigration Services	2004	36,153	$33.36	$1,217,238	Feb. 2014/ None	Modified Gross Lease

Parkersburg, West Virginia	U.S. Bureau of Public Debt	2004	80,657	$26.11	$2,111,011	Aug. 2019/ None	Modified Gross Lease

Buffalo, New York (Niagara Center)	U.S. — Various Agencies	2004	270,082	$22.07	$5,335,604	Jun. 2015/ Jun. 2010	Modified Gross Lease

Buffalo, New York	U.S. Social Security Administration	2003	34,592	$23.84	$824,568	May 2015/ May 2010	Modified Gross Lease

Sterling, Virginia	U.S. Drug Enforcement Agency	2002	49,692	$44.81	$2,226,867	Mar. 2020/ None	Modified Gross Lease

Martinsburg, West Virginia	U.S. Internal Revenue Service	1996	122,475	$24.81	$3,038,157	July 2015/ None	Modified Net Lease

Dallas, Texas	U.S. Social Security Administration	2005	27,200	$40.14	$1,084,497	August 2020/ August 2015	Modified Gross Lease

Vicksburg, Mississippi	U.S. Army Corps of Engineers	1997	199,404	$16.80	$3,309,288	July 2016/ None	Modified Gross Lease

GOVERNMENT PROPERTIES TRUST, INC.
Fourth Quarter 2005
OCCUPANCY AND DELINQUENCY RATES
During our history, each of our properties have had no delinquencies.
As of December 31, 2005, our total Property Portfolio is 96% occupied. Our current vacancies consist of:
•	Approximately 15,000 rentable square feet in our College Park FDA property

•	Approximately 8,000 rentable square feet in our Portland property

•	Approximately 23,000 rentable square feet in our Buffalo Niagara Center property

GOVERNMENT PROPERTIES TRUST, INC.
LEGAL NOTICES
Forward-looking information
This report contains forward-looking statements. These forward-looking statements include estimates regarding our gross annualized rent.
These and other forward-looking statements can be identified by the use of words such as “may,” “will,” “should,” “expects,” “plans,” “anticipates,” “believes,” “estimates,” “predicts,” “intends,” “continue,” or the negative of such terms, or other comparable terminology. Forward-looking statements also include the assumptions underlying or relating to any of the foregoing statements.
Our actual results could differ materially from those anticipated in these forward-looking statements as a result of various risks and other negative factors, including the fact that our management only recently joined us; we must invest the net proceeds of our January, 2004 IPO into the acquisition of acceptable properties which we are still in the process of consummating; we depend on the U.S. government for a significant portion of our revenues; our properties may have a higher risk of terrorist attack because the U.S. government is our principal tenant; we plan to incur debt to finance, on average, approximately 75% of the acquisition cost of the properties we buy; most of our leases do not provide for a full pass-through of increases in property operating costs; we have made and expect to continue to make quarterly dividend distributions that include a return of capital. Other such considerations may be disclosed from time to time in our SEC filings.
All forward-looking statements included in this report are based on information available to us on the date hereof. We assume no obligation to update any forward-looking statements.
Non-GAAP Financial Information
This report contains non-GAAP financial information, including funds from operations (FFO) and earnings before interest, taxes, depreciation and amortization (EBITDA). This report also contains the most directly comparable GAAP information and a GAAP to non-GAAP reconciliation.
We believe FFO and EBITDA are useful to investors as indicators of our ability to service debt and pay cash distributions. We use FFO and EBITDA for internal budgeting and planning purposes.
FFO and EBITDA, as calculated by us, may not be comparable to FFO and EBITDA reported by other companies that do not define these terms exactly as we define them. FFO and EBITDA do not represent cash generated from operating activities determined in accordance with GAAP, and should not be considered as an alternative to operating income or net income determined in accordance with GAAP as an indicator of performance or as an alternative to cash flows from operating activities as an indicator of liquidity.